UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2020

BrightView Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422
(484) 567-7204
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01 Per Share	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The BrightView Holdings, Inc. Amended and Restated 2018 Omnibus Incentive Plan

On March 10, 2020, BrightView Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the BrightView Holdings, Inc. Amended and Restated 2018 Omnibus Incentive Plan (the “A&R Omnibus Incentive Plan”). The material features of the A&R Omnibus Incentive Plan are described in the section entitled “Proposal No. 3—Approval of the BrightView Holdings, Inc. Amended and Restated 2018 Omnibus Incentive Plan” on pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 23, 2020 in connection with the 2020 Annual Meeting (the “Proxy Statement”), which pages are incorporated herein by reference. A copy of the A&R Omnibus Incentive Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting on March 10, 2020, the Company’s stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
James R. Abrahamson	83,972,129	11,041,615	1,417,003
Jane Okun Bomba	94,739,113	274,631	1,417,003
Shamit Grover	84,631,659	10,382,085	1,417,003
Andrew V. Masterman	87,319,804	7,693,940	1,417,003
Paul E. Raether	80,855,234	14,158,510	1,417,003
Richard W. Roedel	86,691,424	8,322,320	1,417,003
Mara Swan	94,738,860	274,884	1,417,003
Joshua T. Weisenbeck	80,847,363	14,166,381	1,417,003

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2020.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
96,380,046	22,780	27,921	N/A

Proposal No. 3 – Approval of the BrightView Holdings, Inc. Amended and Restated Omnibus Incentive Plan

The Company’s stockholders approved the A&R Omnibus Incentive Plan and authorized 18,650,000 shares of the Company’s common stock to be issued under the A&R Omnibus Incentive Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
93,652,777	1,315,462	45,505	1,417,003

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1	The BrightView Holdings, Inc. Amended and Restated 2018 Omnibus Incentive Plan*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BrightView Holdings, Inc.

Date: March 11, 2020	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary